Third Quarter 2016

Statistical Supplement

unum GROUP

Unum Group
Statistical Supplement Third Quarter 2016

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Consolidated U.S. GAAP Results¹

Premium Income	$2,089.4	$2,020.8	$6,258.5	$6,044.6	$8,082.4	$7,797.2

Operating Revenue	$2,752.3	$2,684.4	$8,254.2	$8,050.0	$10,775.1	$10,508.4
Net Realized Investment Gain (Loss)	11.0	(26.6)	(4.2)	(41.1)	(43.8)	16.1

Revenue	$2,763.3	$2,657.8	$8,250.0	$8,008.9	$10,731.3	$10,524.5

Net Income	$236.0	$203.8	$683.4	$641.0	$867.1	$402.1
Net Income Per Common Share:
Basic	$1.01	$0.83	$2.89	$2.58	$3.51	$1.57
Assuming Dilution	$1.01	$0.83	$2.88	$2.57	$3.50	$1.57

Assets			$63,905.1	$61,478.8	$60,563.6	$62,422.5
Stockholders' Equity			$9,361.2	$8,581.1	$8,663.9	$8,521.9

Operating Return on Equity
Unum US	15.0%	13.6%	14.6%	13.2%	13.3%	13.3%
Unum UK	20.7%	15.8%	19.5%	16.4%	18.0%	18.3%
Colonial Life	17.3%	16.3%	17.5%	16.7%	16.6%	16.7%
Core Operating Segments	16.0%	14.4%	15.7%	14.2%	14.5%	14.5%
Consolidated	11.3%	11.1%	11.3%	11.3%	11.3%	11.3%

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$211.5	$187.9	$624.0	$506.8	$689.2	$623.9
Net Realized Investment Gain (Loss), After Tax	(7.7)	(7.5)	(21.4)	(8.3)	(35.5)	5.0

Net Income	$203.8	$180.4	$602.6	$498.5	$653.7	$628.9

Capital and Surplus			$3,475.7	$3,448.8	$3,470.3	$3,507.2

Weighted Average Risk-based Capital Ratio			~ 395%	~ 400%	~ 400%	~ 400%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America , The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company and Starmount Life Insurance Company.

Unum Group Capital Metrics

	9/30/2016		9/30/2015		12/31/2015		12/31/2014
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,361.2	$40.33	$8,581.1	$35.25	$8,663.9	$35.96	$8,521.9	$33.78
Excluding:
Net Unrealized Gain on Securities	803.2	3.47	158.6	0.65	204.3	0.84	290.3	1.15
Net Gain on Cash Flow Hedges	335.2	1.44	405.1	1.66	378.0	1.57	391.0	1.55
Subtotal	8,222.8	35.42	8,017.4	32.94	8,081.6	33.55	7,840.6	31.08
Excluding:
Foreign Currency Translation Adjustment	(305.2)	(1.32)	(146.6)	(0.60)	(173.6)	(0.72)	(113.4)	(0.45)
Subtotal	8,528.0	36.74	8,164.0	33.54	8,255.2	34.27	7,954.0	31.53
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(382.5)	(1.65)	(395.1)	(1.62)	(392.6)	(1.63)	(401.5)	(1.59)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,910.5	$38.39	$8,559.1	$35.16	$8,647.8	$35.90	$8,355.5	$33.12

Dividends Paid	$136.2	$0.570	$129.2	$0.515	$174.2	$0.700	$159.4	$0.620

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Shares Repurchased (millions)	2.9	3.2	9.4	9.4	12.3	8.7
Cost of Shares Repurchased (millions)(1)	$100.2	$115.0	$300.3	$326.2	$426.7	$300.6
Price (UNM closing price on last trading day of period)			$35.31	$32.08	$33.29	$34.88

Leverage Ratio			27.2%	24.8%	25.5%	25.2%

Holding Company Cash and Marketable Securities			$598	$484	$475	$575

(1) Includes commissions of $0.1 million and $0.2 million for the three and nine month period ended September 30, 2016, respectively, $0.1 million for the nine month period ended September 30, 2015, a de minimis amount for the three month period ended September 30, 2015, and $0.3 million and $0.1 million for the years ended December 31, 2015 and 2014, respectively.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident	A	A	A2	A
Unum Life of America	A	A	A2	A
Colonial Life & Accident	A	A	A2	A
Paul Revere Life	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Revenue
Premium Income	$2,089.4	$2,020.8	$6,258.5	$6,044.6	$8,082.4	$7,797.2
Net Investment Income	611.4	612.1	1,841.1	1,844.8	2,481.2	2,492.2
Net Realized Investment Gain (Loss)	11.0	(26.6)	(4.2)	(41.1)	(43.8)	16.1
Other Income	51.5	51.5	154.6	160.6	211.5	219.0
Total Revenue	2,763.3	2,657.8	8,250.0	8,008.9	10,731.3	10,524.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,742.6	1,690.9	5,205.9	5,047.6	6,782.8	7,310.8
Commissions	256.8	246.3	771.7	747.8	996.3	935.3
Interest and Debt Expense - Non-recourse Debt	1.7	1.6	5.1	5.0	6.6	7.3
Interest and Debt Expense - All Other Debt	43.5	36.5	121.1	108.9	146.2	160.2
Deferral of Acquisition Costs	(147.8)	(139.4)	(447.0)	(425.1)	(569.7)	(524.0)
Amortization of Deferred Acquisition Costs	118.8	117.0	377.2	375.4	482.3	440.8
Other Expenses	415.6	406.0	1,239.5	1,227.6	1,648.5	1,652.1
Total Benefits and Expenses	2,431.2	2,358.9	7,273.5	7,087.2	9,493.0	9,982.5

Income Before Income Tax	332.1	298.9	976.5	921.7	1,238.3	542.0
Income Tax Expense	96.1	95.1	293.1	280.7	371.2	139.9

Net Income	$236.0	$203.8	$683.4	$641.0	$867.1	$402.1

Average Weighted Shares Outstanding
Basic	233.8	245.4	236.7	248.4	247.0	255.5
Assuming Dilution	234.2	246.3	237.1	249.2	247.9	256.7

Actual Number of Shares Outstanding			232.1	243.4	240.9	252.3

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2016	9/30/2015	% Change	9/30/2016	9/30/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$24.3	$34.3	(29.2)%	$110.1	$123.5	(10.9)%	$239.7	$223.6
Group Short-term Disability	11.7	15.2	(23.0)	52.8	71.6	(26.3)	119.7	118.8
Group Life and AD&D	31.1	34.1	(8.8)	127.2	125.7	1.2	250.1	264.8
Subtotal	67.1	83.6	(19.7)	290.1	320.8	(9.6)	609.5	607.2
Supplemental and Voluntary
Individual Disability	16.4	21.2	(22.6)	47.7	46.5	2.6	67.5	56.8
Voluntary Benefits	45.6	46.2	(1.3)	216.3	217.4	(0.5)	262.6	238.1
Dental and Vision	4.5	—	—	4.5	—	—	—	—
Subtotal	66.5	67.4	(1.3)	268.5	263.9	1.7	330.1	294.9
Total Sales	$133.6	$151.0	(11.5)	$558.6	$584.7	(4.5)	$939.6	$902.1

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$52.8	$61.2	(13.7)%	$196.4	$228.5	(14.0)%	$405.4	$401.7
Large Case Market	14.3	22.4	(36.2)	93.7	92.3	1.5	204.1	205.5
Subtotal	67.1	83.6	(19.7)	290.1	320.8	(9.6)	609.5	607.2
Supplemental and Voluntary	66.5	67.4	(1.3)	268.5	263.9	1.7	330.1	294.9
Total Sales	$133.6	$151.0	(11.5)	$558.6	$584.7	(4.5)	$939.6	$902.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Nine Months Ended			Year Ended
(in millions of dollars)	9/30/2016	9/30/2015	% Change	9/30/2016	9/30/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Group Long-term Disability	$11.6	$11.8	(1.7)%	$36.4	$36.8	(1.1)%	$53.4	$57.4
Group Life	6.1	6.7	(9.0)	16.2	16.9	(4.1)	25.7	23.8
Supplemental	1.7	1.2	41.7	8.2	3.2	156.3	5.0	3.9
Total Sales	$19.4	$19.7	(1.5)	$60.8	$56.9	6.9	$84.1	$85.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$10.9	$12.9	(15.5)%	$30.6	$29.9	2.3%	$44.3	$42.5
Large Case Market	6.8	5.6	21.4	22.0	23.8	(7.6)	34.8	38.7
Subtotal	17.7	18.5	(4.3)	52.6	53.7	(2.0)	79.1	81.2
Supplemental	1.7	1.2	41.7	8.2	3.2	156.3	5.0	3.9
Total Sales	$19.4	$19.7	(1.5)	$60.8	$56.9	6.9	$84.1	$85.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£8.8	£7.7	14.3%	£26.1	£24.1	8.3%	£35.0	£35.1
Group Life	4.7	4.3	9.3	11.7	11.0	6.4	16.8	14.4
Supplemental	1.3	0.8	62.5	5.8	2.1	176.2	3.3	2.4
Total Sales	£14.8	£12.8	15.6	£43.6	£37.2	17.2	£55.1	£51.9

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£8.4	£8.3	1.2%	£22.1	£19.4	13.9%	£29.0	£25.8
Large Case Market	5.1	3.7	37.8	15.7	15.7	—	22.8	23.7
Subtotal	13.5	12.0	12.5	37.8	35.1	7.7	51.8	49.5
Supplemental	1.3	0.8	62.5	5.8	2.1	176.2	3.3	2.4
Total Sales	£14.8	£12.8	15.6	£43.6	£37.2	17.2	£55.1	£51.9

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2016	9/30/2015	% Change	9/30/2016	9/30/2015	% Change	12/31/2015	12/31/2014
Sales by Product
Accident, Sickness, and Disability	$67.0	$59.9	11.9%	$195.4	$169.6	15.2%	$276.1	$260.7
Life	20.9	18.6	12.4	59.6	53.1	12.2	85.6	78.8
Cancer and Critical Illness	16.3	16.8	(3.0)	47.6	45.9	3.7	76.8	70.6
Total Sales	$104.2	$95.3	9.3	$302.6	$268.6	12.7	$438.5	$410.1

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$67.7	$60.1	12.6%	$201.0	$182.4	10.2%	$290.8	$275.6
Large Case Market	10.6	11.7	(9.4)	32.9	28.9	13.8	54.2	53.2
Subtotal	78.3	71.8	9.1	233.9	211.3	10.7	345.0	328.8
Public Sector	25.9	23.5	10.2	68.7	57.3	19.9	93.5	81.3
Total Sales	$104.2	$95.3	9.3	$302.6	$268.6	12.7	$438.5	$410.1

5. 2

Unum Group Consolidated Balance Sheets

	September 30	December 31
	2016	2015
		As Adjusted
Assets
Investments
Fixed Maturity Securities	$46,315.5	$43,354.4
Mortgage Loans	1,970.4	1,883.6
Policy Loans	3,432.8	3,395.4
Other Long-term Investments	634.3	583.0
Short-term Investments	755.6	807.3
Total Investments	53,108.6	50,023.7

Other Assets
Cash and Bank Deposits	87.9	112.9
Accounts and Premiums Receivable	1,625.9	1,598.4
Reinsurance Recoverable	4,845.6	4,725.1
Accrued Investment Income	694.4	702.8
Deferred Acquisition Costs	2,048.4	2,008.5
Goodwill	336.8	230.9
Property and Equipment	509.7	523.9
Other Assets	647.8	637.4
Total Assets	$63,905.1	$60,563.6

Liabilities
Policy and Contract Benefits	$1,483.5	$1,484.6
Reserves for Future Policy and Contract Benefits	45,745.1	43,540.6
Unearned Premiums	427.8	384.2
Other Policyholders’ Funds	1,619.6	1,674.6
Income Tax Payable	—	6.0
Deferred Income Tax	358.5	91.8
Short-term Debt	—	352.0
Long-term Debt - Non-recourse	269.7	324.0
Long-term Debt - All Other	2,750.1	2,125.4
Payables for Collateral on Investments	440.1	415.4
Other Liabilities	1,449.5	1,501.1
Total Liabilities	54,543.9	51,899.7

Stockholders’ Equity
Common Stock	30.3	30.3
Additional Paid-in Capital	2,263.0	2,247.2
Accumulated Other Comprehensive Income	450.7	16.1
Retained Earnings	8,542.4	7,995.2
Treasury Stock	(1,925.2)	(1,624.9)
Total Stockholders’ Equity	9,361.2	8,663.9
Total Liabilities and Stockholders’ Equity	$63,905.1	$60,563.6

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2014	$1,096.5	$30.4	$774.4	$1,901.3
Capitalization	307.3	9.6	252.8	569.7
Amortization	(272.3)	(11.3)	(198.7)	(482.3)
Adjustment Related to Unrealized Investment Gains and Losses	4.9	—	16.5	21.4
Foreign Currency	—	(1.6)	—	(1.6)
Balances at December 31, 2015	1,136.4	27.1	845.0	2,008.5
Capitalization	239.8	6.1	201.1	447.0
Amortization	(214.0)	(7.4)	(155.8)	(377.2)
Adjustment Related to Unrealized Investment Gains and Losses	(0.7)	—	(26.0)	(26.7)
Foreign Currency	—	(3.2)	—	(3.2)
Balances at September 30, 2016	$1,161.5	$22.6	$864.3	$2,048.4

6. 1

Unum Group Balance Sheets by Segment - September 30, 2016

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,117.9	$2,388.8	$4,642.3	$16,149.0	$3,099.9	$2,858.7	$28,866.0	$2,135.0	$53,108.6
Deferred Acquisition Costs	87.6	72.3	1,001.5	1,161.4	22.7	864.3	—	—	2,048.4
Goodwill	—	—	271.0	271.0	38.2	27.6	—	—	336.8
All Other	455.4	155.9	273.1	884.4	235.2	189.9	5,955.9	1,145.9	8,411.3
Total Assets	$9,660.9	$2,617.0	$6,187.9	$18,465.8	$3,396.0	$3,940.5	$34,821.9	$3,280.9	$63,905.1

Liabilities
Reserves and Policyholder Benefits	$7,775.2	$1,718.9	$3,904.3	$13,398.4	$2,582.0	$2,322.1	$30,973.5	$—	$49,276.0
Debt	—	—	—	—	—	—	269.7	2,750.1	3,019.8
All Other	284.3	72.6	358.0	714.9	80.8	284.9	(52.2)	1,219.7	2,248.1
Total Liabilities	8,059.5	1,791.5	4,262.3	14,113.3	2,662.8	2,607.0	31,191.0	3,969.8	54,543.9

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,568.4	775.6	1,764.7	4,108.7	600.0	1,208.2	3,119.8	(813.9)	8,222.8
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	33.0	49.9	160.9	243.8	133.2	125.3	511.1	125.0	1,138.4
Total Allocated Stockholders' Equity	1,601.4	825.5	1,925.6	4,352.5	733.2	1,333.5	3,630.9	(688.9)	9,361.2

Total Liabilities and Allocated Stockholders' Equity	$9,660.9	$2,617.0	$6,187.9	$18,465.8	$3,396.0	$3,940.5	$34,821.9	$3,280.9	$63,905.1

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2015 - As Adjusted

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,761.1	$2,724.2	$4,119.8	$15,605.1	$3,131.2	$2,650.5	$27,005.7	$1,631.2	$50,023.7
Deferred Acquisition Costs	79.3	66.9	990.2	1,136.4	27.1	845.0	—	—	2,008.5
Goodwill	—	—	187.6	187.6	43.3	—	—	—	230.9
All Other	599.7	160.6	553.0	1,313.3	230.8	281.3	5,995.2	479.9	8,300.5
Total Assets	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$33,000.9	$2,111.1	$60,563.6

Liabilities
Reserves and Policyholder Benefits	$7,575.1	$1,735.0	$3,704.8	$13,014.9	$2,649.5	$2,221.7	$29,197.9	$—	$47,084.0
Debt	—	—	—	—	—	—	332.5	2,468.9	2,801.4
All Other	370.0	131.6	371.4	873.0	71.2	258.6	(33.7)	845.2	2,014.3
Total Liabilities	7,945.1	1,866.6	4,076.2	13,887.9	2,720.7	2,480.3	29,496.7	3,314.1	51,899.7

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,488.9	1,070.3	1,689.9	4,249.1	652.9	1,239.9	3,164.0	(1,224.3)	8,081.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	6.1	14.8	84.5	105.4	58.8	56.6	340.2	21.3	582.3
Total Allocated Stockholders' Equity	1,495.0	1,085.1	1,774.4	4,354.5	711.7	1,296.5	3,504.2	(1,203.0)	8,663.9

Total Liabilities and Allocated Stockholders' Equity	$9,440.1	$2,951.7	$5,850.6	$18,242.4	$3,432.4	$3,776.8	$33,000.9	$2,111.1	$60,563.6

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "operating revenue" and "operating income" or "operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and non-operating retirement-related gains or losses as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Nine Months Ended
	9/30/2016	9/30/2015	% Change	9/30/2016	9/30/2015	% Change
Premium Income
Unum US	$1,315.0	$1,241.8	5.9%	$3,915.7	$3,708.4	5.6%
Unum UK	127.3	144.6	(12.0)	407.4	425.8	(4.3)
Colonial Life	354.1	333.1	6.3	1,056.7	1,001.2	5.5
Closed Block	293.0	301.3	(2.8)	878.7	909.2	(3.4)
	2,089.4	2,020.8	3.4	6,258.5	6,044.6	3.5
Net Investment Income
Unum US	207.3	214.3	(3.3)	622.4	645.0	(3.5)
Unum UK	28.5	28.0	1.8	89.3	90.1	(0.9)
Colonial Life	36.1	35.9	0.6	105.7	109.8	(3.7)
Closed Block	334.1	327.5	2.0	1,008.6	979.6	3.0
Corporate	5.4	6.4	(15.6)	15.1	20.3	(25.6)
	611.4	612.1	(0.1)	1,841.1	1,844.8	(0.2)
Other Income
Unum US	28.7	28.1	2.1	85.6	90.4	(5.3)
Unum UK	—	—	—	0.2	—	100.0
Colonial Life	0.4	0.1	N.M.	1.0	0.1	N.M.
Closed Block	21.5	21.5	—	65.3	67.5	(3.3)
Corporate	0.9	1.8	(50.0)	2.5	2.6	(3.8)
	51.5	51.5	—	154.6	160.6	(3.7)
Total Operating Revenue
Unum US	1,551.0	1,484.2	4.5	4,623.7	4,443.8	4.0
Unum UK	155.8	172.6	(9.7)	496.9	515.9	(3.7)
Colonial Life	390.6	369.1	5.8	1,163.4	1,111.1	4.7
Closed Block	648.6	650.3	(0.3)	1,952.6	1,956.3	(0.2)
Corporate	6.3	8.2	(23.2)	17.6	22.9	(23.1)
	$2,752.3	$2,684.4	2.5	$8,254.2	$8,050.0	2.5

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Nine Months Ended
	9/30/2016	9/30/2015	% Change	9/30/2016	9/30/2015	% Change
Benefits and Expenses
Unum US	$1,320.0	$1,265.5	4.3%	$3,949.6	$3,808.0	3.7%
Unum UK	127.6	139.9	(8.8)	398.2	412.3	(3.4)
Colonial Life	311.6	292.8	6.4	929.1	879.6	5.6
Closed Block	620.0	622.6	(0.4)	1,857.7	1,865.3	(0.4)
Corporate	47.9	35.1	36.5	126.7	113.1	12.0
	2,427.1	2,355.9	3.0	7,261.3	7,078.3	2.6
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	231.0	218.7	5.6	674.1	635.8	6.0
Unum UK	28.2	32.7	(13.8)	98.7	103.6	(4.7)
Colonial Life	79.0	76.3	3.5	234.3	231.5	1.2
Closed Block	28.6	27.7	3.2	94.9	91.0	4.3
Corporate	(41.6)	(26.9)	(54.6)	(109.1)	(90.2)	(21.0)
	325.2	328.5	(1.0)	992.9	971.7	2.2
Income Tax Expense	93.9	105.5	(11.0)	299.1	301.3	(0.7)

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	231.3	223.0	3.7	693.8	670.4	3.5

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $3.7; $(9.3); $(1.7); $(17.5))	7.3	(17.3)	142.2	(2.5)	(23.6)	89.4

Non-operating Retirement-related Loss (net of tax benefit of ($1.5; $1.1; $4.3; $3.1)	(2.6)	(1.9)	(36.8)	(7.9)	(5.8)	(36.2)

Net Income	$236.0	$203.8	15.8	$683.4	$641.0	6.6

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Premium Income
Unum US	$1,315.0	$1,299.4	$1,301.3	$1,251.6	$1,241.8	$1,236.4	$1,230.2	$1,186.8	$1,162.7
Unum UK	127.3	140.8	139.3	150.4	144.6	142.2	139.0	148.9	152.6
Colonial Life	354.1	351.4	351.2	337.4	333.1	335.9	332.2	321.1	319.4
Closed Block	293.0	290.0	295.7	298.4	301.3	303.0	304.9	311.1	312.5
	2,089.4	2,081.6	2,087.5	2,037.8	2,020.8	2,017.5	2,006.3	1,967.9	1,947.2
Net Investment Income
Unum US	207.3	207.7	207.4	220.3	214.3	215.7	215.0	223.2	214.4
Unum UK	28.5	34.0	26.8	34.8	28.0	38.6	23.5	38.7	34.4
Colonial Life	36.1	35.6	34.0	35.6	35.9	36.9	37.0	37.6	35.5
Closed Block	334.1	341.1	333.4	340.4	327.5	331.7	320.4	323.0	317.2
Corporate	5.4	4.9	4.8	5.3	6.4	7.8	6.1	10.2	9.8
	611.4	623.3	606.4	636.4	612.1	630.7	602.0	632.7	611.3
Other Income
Unum US	28.7	27.9	29.0	28.8	28.1	31.4	30.9	30.7	30.2
Unum UK	—	0.2	—	—	—	—	—	(0.1)	—
Colonial Life	0.4	0.3	0.3	—	0.1	—	—	—	0.1
Closed Block	21.5	21.4	22.4	21.8	21.5	22.8	23.2	22.3	23.4
Corporate	0.9	1.3	0.3	0.3	1.8	0.5	0.3	2.8	0.9
	51.5	51.1	52.0	50.9	51.5	54.7	54.4	55.7	54.6
Total Operating Revenue
Unum US	1,551.0	1,535.0	1,537.7	1,500.7	1,484.2	1,483.5	1,476.1	1,440.7	1,407.3
Unum UK	155.8	175.0	166.1	185.2	172.6	180.8	162.5	187.5	187.0
Colonial Life	390.6	387.3	385.5	373.0	369.1	372.8	369.2	358.7	355.0
Closed Block	648.6	652.5	651.5	660.6	650.3	657.5	648.5	656.4	653.1
Corporate	6.3	6.2	5.1	5.6	8.2	8.3	6.4	13.0	10.7
	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1

Unum Group Quarterly Historical Financial Results by Segment - Continued

	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Benefits and Expenses
Unum US	$1,320.0	$1,307.8	$1,321.8	$1,286.5	$1,265.5	$1,280.7	$1,261.8	$1,231.2	$1,195.2
Unum UK	127.6	138.1	132.5	148.2	139.9	142.5	129.9	149.3	153.5
Colonial Life	311.6	309.4	308.1	295.4	292.8	295.2	291.6	284.7	284.0
Closed Block	620.0	619.9	617.8	632.5	622.6	620.9	621.8	1,325.2	627.4
Corporate	47.9	41.9	36.9	40.2	35.1	41.7	36.3	37.4	35.8
	2,427.1	2,417.1	2,417.1	2,402.8	2,355.9	2,381.0	2,341.4	3,027.8	2,295.9
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	231.0	227.2	215.9	214.2	218.7	202.8	214.3	209.5	212.1
Unum UK	28.2	36.9	33.6	37.0	32.7	38.3	32.6	38.2	33.5
Colonial Life	79.0	77.9	77.4	77.6	76.3	77.6	77.6	74.0	71.0
Closed Block	28.6	32.6	33.7	28.1	27.7	36.6	26.7	(668.8)	25.7
Corporate	(41.6)	(35.7)	(31.8)	(34.6)	(26.9)	(33.4)	(29.9)	(24.4)	(25.1)
	325.2	338.9	328.8	322.3	328.5	321.9	321.3	(371.5)	317.2
Income Tax Expense (Benefit)	93.9	103.2	102.0	91.7	105.5	99.3	96.5	(143.4)	98.1

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	231.3	235.7	226.8	230.6	223.0	222.6	224.8	(228.1)	219.1

Net Realized Investment Gain (Loss)	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)	1.2
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	3.7	1.5	(6.9)	(0.2)	(9.3)	(2.9)	(5.3)	(6.1)	0.3

Non-operating Retirement-related Loss	(4.1)	(4.0)	(4.1)	(3.0)	(3.0)	(2.9)	(3.0)	(65.8)	(1.4)
Tax Benefit on Non-operating Retirement-related Loss	(1.5)	(1.3)	(1.5)	(1.0)	(1.1)	(0.9)	(1.1)	(22.9)	(0.5)

Net Income (Loss)	$236.0	$236.8	$210.6	$226.1	$203.8	$224.3	$212.9	$(282.2)	$219.1

Net Income (Loss) Per Common Share - Assuming Dilution	$1.01	$1.00	$0.88	$0.93	$0.83	$0.90	$0.84	$(1.12)	$0.86

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income	$1,315.0	$1,241.8	$3,915.7	$3,708.4	$4,960.0	$4,659.7
Net Investment Income	207.3	214.3	622.4	645.0	865.3	878.9
Other Income	28.7	28.1	85.6	90.4	119.2	122.1
Total	1,551.0	1,484.2	4,623.7	4,443.8	5,944.5	5,660.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	912.1	866.6	2,712.7	2,586.3	3,476.7	3,288.1
Commissions	145.4	137.4	439.8	421.8	562.2	528.7
Deferral of Acquisition Costs	(76.2)	(74.1)	(239.8)	(230.7)	(307.3)	(292.7)
Amortization of Deferred Acquisition Costs	64.3	65.0	214.0	216.4	272.3	248.1
Other Expenses	274.4	270.6	822.9	814.2	1,090.6	1,043.6
Total	1,320.0	1,265.5	3,949.6	3,808.0	5,094.5	4,815.8

Operating Income	$231.0	$218.7	$674.1	$635.8	$850.0	$844.9

Operating Ratios (% of Premium Income):
Benefit Ratio	69.4%	69.8%	69.3%	69.7%	70.1%	70.6%
Other Expense Ratio	20.9%	21.8%	21.0%	22.0%	22.0%	22.4%
Operating Income Ratio	17.6%	17.6%	17.2%	17.1%	17.1%	18.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$428.1	$414.3	$1,291.6	$1,229.0	$1,644.7	$1,553.5
Group Short-term Disability	155.5	153.2	469.2	452.5	607.4	558.1
Total Premium Income	583.6	567.5	1,760.8	1,681.5	2,252.1	2,111.6
Net Investment Income	120.1	121.7	360.7	371.9	496.5	515.9
Other Income	22.8	21.6	68.2	70.0	92.9	91.0
Total	726.5	710.8	2,189.7	2,123.4	2,841.5	2,718.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	458.5	457.1	1,404.0	1,367.9	1,834.0	1,746.4
Commissions	44.2	42.4	134.3	128.9	172.2	161.2
Deferral of Acquisition Costs	(11.6)	(10.3)	(35.3)	(31.8)	(43.2)	(40.2)
Amortization of Deferred Acquisition Costs	9.0	8.4	27.0	25.2	33.7	26.3
Other Expenses	141.0	142.4	429.5	426.9	572.4	550.0
Total	641.1	640.0	1,959.5	1,917.1	2,569.1	2,443.7

Operating Income	$85.4	$70.8	$230.2	$206.3	$272.4	$274.8

Operating Ratios (% of Premium Income):
Benefit Ratio	78.6%	80.5%	79.7%	81.3%	81.4%	82.7%
Other Expense Ratio	24.2%	25.1%	24.4%	25.4%	25.4%	26.0%
Operating Income Ratio	14.6%	12.5%	13.1%	12.3%	12.1%	13.0%

Persistency:
Group Long-term Disability			90.5%	92.1%	92.1%	90.6%
Group Short-term Disability			87.4%	87.9%	88.1%	89.6%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Life	$353.4	$336.5	$1,053.6	$1,007.5	$1,347.4	$1,262.3
Accidental Death & Dismemberment	35.3	32.1	104.8	98.0	131.7	125.9
Total Premium Income	388.7	368.6	1,158.4	1,105.5	1,479.1	1,388.2
Net Investment Income	28.1	34.7	85.5	102.0	135.1	135.2
Other Income	1.1	0.5	3.3	1.5	2.1	1.4
Total	417.9	403.8	1,247.2	1,209.0	1,616.3	1,524.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	282.2	261.8	832.5	792.5	1,061.6	975.8
Commissions	31.5	30.0	94.8	90.5	121.2	113.3
Deferral of Acquisition Costs	(8.9)	(7.9)	(27.4)	(24.7)	(33.3)	(31.3)
Amortization of Deferred Acquisition Costs	7.3	6.5	22.0	19.6	26.2	21.4
Other Expenses	52.4	53.2	159.6	160.5	215.7	205.2
Total	364.5	343.6	1,081.5	1,038.4	1,391.4	1,284.4

Operating Income	$53.4	$60.2	$165.7	$170.6	$224.9	$240.4

Operating Ratios (% of Premium Income):
Benefit Ratio	72.6%	71.0%	71.9%	71.7%	71.8%	70.3%
Other Expense Ratio	13.5%	14.4%	13.8%	14.5%	14.6%	14.8%
Operating Income Ratio	13.7%	16.3%	14.3%	15.4%	15.2%	17.3%

Persistency:
Group Life			90.3%	88.5%	89.2%	90.8%
Accidental Death & Dismemberment			90.4%	89.5%	89.8%	91.1%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$125.6	$119.6	$374.4	$355.9	$478.9	$466.1
Voluntary Benefits	197.1	186.1	602.1	565.5	749.9	693.8
Dental and Vision	20.0	—	20.0	—	—	—
Total Premium Income	342.7	305.7	996.5	921.4	1,228.8	1,159.9
Net Investment Income	59.1	57.9	176.2	171.1	233.7	227.8
Other Income	4.8	6.0	14.1	18.9	24.2	29.7
Total	406.6	369.6	1,186.8	1,111.4	1,486.7	1,417.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	171.4	147.7	476.2	425.9	581.1	565.9
Commissions	69.7	65.0	210.7	202.4	268.8	254.2
Deferral of Acquisition Costs	(55.7)	(55.9)	(177.1)	(174.2)	(230.8)	(221.2)
Amortization of Deferred Acquisition Costs	48.0	50.1	165.0	171.6	212.4	200.4
Other Expenses	81.0	75.0	233.8	226.8	302.5	288.4
Total	314.4	281.9	908.6	852.5	1,134.0	1,087.7

Operating Income	$92.2	$87.7	$278.2	$258.9	$352.7	$329.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	52.6%	52.3%	52.5%	50.9%	51.8%	51.6%
Voluntary Benefits	46.5%	45.8%	44.2%	43.3%	44.4%	46.9%
Dental and Vision	68.0%	—%	68.0%	—%	—%	—%
Other Expense Ratio	23.6%	24.5%	23.5%	24.6%	24.6%	24.9%
Operating Income Ratio	26.9%	28.7%	27.9%	28.1%	28.7%	28.4%

Persistency:
Individual Disability			91.2%	90.2%	90.3%	90.0%
Voluntary Benefits			76.8%	75.3%	75.9%	77.6%
Dental and Vision			84.5%	—%	—%	—%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	$85.5	$100.6	$274.1	$296.5	$397.4	$418.9
Group Life	24.9	29.7	80.9	90.6	121.5	133.2
Supplemental	16.9	14.3	52.4	38.7	57.3	55.1
Total Premium Income	127.3	144.6	407.4	425.8	576.2	607.2
Net Investment Income	28.5	28.0	89.3	90.1	124.9	151.0
Other Income	—	—	0.2	—	—	—
Total	155.8	172.6	496.9	515.9	701.1	758.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	91.3	98.0	284.8	289.5	394.8	431.0
Commissions	9.2	11.3	27.9	33.6	41.8	42.8
Deferral of Acquisition Costs	(2.1)	(2.6)	(6.1)	(7.2)	(9.6)	(10.5)
Amortization of Deferred Acquisition Costs	2.3	3.2	7.4	8.8	11.3	12.5
Other Expenses	26.9	30.0	84.2	87.6	122.2	134.6
Total	127.6	139.9	398.2	412.3	560.5	610.4

Operating Income	$28.2	$32.7	$98.7	$103.6	$140.6	$147.8

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Nine Months Ended		Year Ended
(in millions of pounds, except exchange rate)	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Group Long-term Disability	£65.1	£64.9	£196.7	£193.4	£259.9	£254.4
Group Life	19.0	19.2	58.0	59.1	79.5	80.8
Supplemental	12.8	9.2	37.6	25.3	37.5	33.4
Total Premium Income	96.9	93.3	292.3	277.8	376.9	368.6
Net Investment Income	21.7	18.1	64.1	58.7	81.6	91.6
Other Income	—	—	0.1	—	—	0.1
Total	118.6	111.4	356.5	336.5	458.5	460.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	69.6	63.3	204.5	188.8	258.1	261.4
Commissions	7.0	7.3	20.0	22.0	27.4	26.0
Deferral of Acquisition Costs	(1.6)	(1.7)	(4.4)	(4.7)	(6.3)	(6.4)
Amortization of Deferred Acquisition Costs	1.7	2.0	5.3	5.7	7.4	7.6
Other Expenses	20.4	19.4	60.4	57.1	79.9	81.9
Total	97.1	90.3	285.8	268.9	366.5	370.5

Operating Income	£21.5	£21.1	£70.7	£67.6	£92.0	£89.8

Weighted Average Pound/Dollar Exchange Rate	1.312	1.550	1.396	1.533	1.528	1.646

Operating Ratios (% of Premium Income):
Benefit Ratio	71.8%	67.8%	70.0%	68.0%	68.5%	70.9%
Other Expense Ratio	21.1%	20.8%	20.7%	20.6%	21.2%	22.2%
Operating Income Ratio	22.2%	22.6%	24.2%	24.3%	24.4%	24.4%

Persistency:
Group Long-term Disability			88.7%	88.5%	89.2%	90.1%
Group Life			80.1%	80.6%	80.0%	76.0%
Supplemental			90.5%	88.6%	87.7%	86.6%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$207.7	$196.5	$619.2	$591.1	$789.0	$759.8
Life	68.0	62.5	203.4	188.1	252.4	231.8
Cancer and Critical Illness	78.4	74.1	234.1	222.0	297.2	282.1
Total Premium Income	354.1	333.1	1,056.7	1,001.2	1,338.6	1,273.7
Net Investment Income	36.1	35.9	105.7	109.8	145.4	145.5
Other Income	0.4	0.1	1.0	0.1	0.1	0.1
Total	390.6	369.1	1,163.4	1,111.1	1,484.1	1,419.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	182.6	170.5	541.2	510.2	683.0	660.6
Commissions	78.7	72.7	233.3	217.8	293.5	262.3
Deferral of Acquisition Costs	(69.5)	(62.7)	(201.1)	(187.2)	(252.8)	(220.8)
Amortization of Deferred Acquisition Costs	52.2	48.8	155.8	150.2	198.7	180.2
Other Expenses	67.6	63.5	199.9	188.6	252.6	238.0
Total	311.6	292.8	929.1	879.6	1,175.0	1,120.3

Operating Income	$79.0	$76.3	$234.3	$231.5	$309.1	$299.0

Operating Ratios (% of Premium Income):
Benefit Ratio	51.6%	51.2%	51.2%	51.0%	51.0%	51.9%
Other Expense Ratio	19.1%	19.1%	18.9%	18.8%	18.9%	18.7%
Operating Income Ratio	22.3%	22.9%	22.2%	23.1%	23.1%	23.5%

Persistency:
Accident, Sickness, and Disability			75.2%	74.8%	74.8%	75.5%
Life			84.8%	85.0%	84.9%	85.2%
Cancer and Critical Illness			82.6%	81.6%	81.2%	83.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Premium Income
Individual Disability	$129.9	$142.2	$394.0	$433.0	$572.4	$624.8
Long-term Care	161.4	158.6	482.0	475.0	633.5	630.9
All Other	1.7	0.5	2.7	1.2	1.7	0.9
Total Premium Income	293.0	301.3	878.7	909.2	1,207.6	1,256.6
Net Investment Income	334.1	327.5	1,008.6	979.6	1,320.0	1,281.5
Other Income	21.5	21.5	65.3	67.5	89.3	91.8
Total	648.6	650.3	1,952.6	1,956.3	2,616.9	2,629.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	556.6	555.8	1,667.2	1,661.6	2,228.3	2,931.1
Commissions	23.5	24.9	70.7	74.6	98.8	101.5
Interest and Debt Expense	1.7	1.6	5.1	5.0	6.6	7.3
Other Expenses	38.2	40.3	114.7	124.1	164.1	168.2
Total	620.0	622.6	1,857.7	1,865.3	2,497.8	3,208.1

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	28.6	27.7	94.9	91.0	119.1	(578.2)
Long-term Care Reserve Increase	—	—	—	—	—	698.2
Operating Income	$28.6	$27.7	$94.9	$91.0	$119.1	$120.0

Interest Adjusted Loss Ratios:
Individual Disability	81.5%	80.8%	83.3%	81.4%	82.8%	83.6%
Long-term Care	93.8%	89.9%	91.8%	86.9%	87.6%	196.6%
Long-term Care Excluding the Reserve Increase						85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.0%	13.4%	13.1%	13.6%	13.6%	13.4%
Income (Loss) Ratio	9.8%	9.2%	10.8%	10.0%	9.9%	(46.0)%
Operating Income Ratio	9.8%	9.2%	10.8%	10.0%	9.9%	9.5%

Persistency:
Individual Disability			90.7%	91.0%	90.9%	91.3%
Long-term Care			94.8%	95.4%	95.7%	95.4%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015	12/31/2015	12/31/2014
Operating Revenue
Net Investment Income	$5.4	$6.4	$15.1	$20.3	$25.6	$35.3
Other Income	0.9	1.8	2.5	2.6	2.9	5.0
Total	6.3	8.2	17.6	22.9	28.5	40.3

Interest and Other Expenses	47.9	35.1	126.7	113.1	153.3	157.9

Operating Loss Including Costs Related to Early Retirement of Debt	(41.6)	(26.9)	(109.1)	(90.2)	(124.8)	(117.6)
Costs Related to Early Retirement of Debt	—	—	—	—	—	13.2
Operating Loss	$(41.6)	$(26.9)	$(109.1)	$(90.2)	$(124.8)	$(104.4)

Unum Group Reserves

	September 30, 2016
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—%	$6,240.5	$600.4	29.3%	$6,840.9	$73.0	$6,767.9
Group Life and Accidental Death & Dismemberment	65.5	0.4	703.4	189.5	3.8	958.4	4.1	954.3
Individual Disability	545.6	3.0	1,279.8	132.3	6.0	1,957.7	106.3	1,851.4
Voluntary Benefits	1,474.9	8.1	48.2	54.2	0.5	1,577.3	28.3	1,549.0
Dental and Vision	—	—	1.8	6.7	—	8.5	0.2	8.3
Unum US Segment	2,086.0	11.5	8,273.7	983.1	39.6	11,342.8	211.9	11,130.9

Unum UK Segment	18.3	0.1	1,809.7	116.8	8.2	1,944.8	89.6	1,855.2

Colonial Life Segment	1,839.1	10.2	278.4	131.8	1.8	2,249.3	7.9	2,241.4

Individual Disability	538.7	3.0	9,736.8	261.9	42.8	10,537.4	1,586.9	8,950.5
Long-term Care	7,773.3	43.0	1,325.6	133.2	6.2	9,232.1	42.3	9,189.8
Other	5,829.4	32.2	191.3	126.0	1.4	6,146.7	4,998.2	1,148.5
Closed Block Segment	14,141.4	78.2	11,253.7	521.1	50.4	25,916.2	6,627.4	19,288.8

Subtotal	$18,084.8	100.0%	$21,615.5	$1,752.8	100.0%	41,453.1	6,936.8	34,516.3

Adjustment Related to Unrealized Investment Gains and Losses						5,775.5	379.7	5,395.8

Consolidated						$47,228.6	$7,316.5	$39,912.1

The increase in the adjustment related to unrealized investment gains and losses, relative to year-end 2015, was due to a decrease in U.S. Treasury rates and credit spreads. This adjustment is applied to our reserves and is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2015
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,347.0	$597.2	29.2%	$6,944.2	$66.3	$6,877.9
Group Life and Accidental Death & Dismemberment	68.3	0.4	725.9	186.8	3.8	981.0	4.8	976.2
Individual Disability	552.9	3.1	1,238.2	130.8	5.8	1,921.9	109.9	1,812.0
Voluntary Benefits	1,434.4	8.1	48.9	48.5	0.4	1,531.8	28.6	1,503.2
Unum US Segment	2,055.6	11.6	8,360.0	963.3	39.2	11,378.9	209.6	11,169.3

Unum UK Segment	21.0	0.1	2,053.6	135.0	9.2	2,209.6	101.2	2,108.4

Colonial Life Segment	1,760.0	10.0	276.5	132.2	1.7	2,168.7	8.1	2,160.6

Individual Disability	620.0	3.5	9,922.8	259.2	42.8	10,802.0	1,568.5	9,233.5
Long-term Care	7,383.3	41.9	1,225.4	123.4	5.7	8,732.1	42.5	8,689.6
Other	5,810.8	32.9	204.2	140.5	1.4	6,155.5	4,991.0	1,164.5
Closed Block Segment	13,814.1	78.3	11,352.4	523.1	49.9	25,689.6	6,602.0	19,087.6

Subtotal	$17,650.7	100.0%	$22,042.5	$1,753.6	100.0%	41,446.8	6,920.9	34,525.9

Adjustment Related to Unrealized Investment Gains and Losses						3,578.4	263.2	3,315.2

Consolidated						$45,025.2	$7,184.1	$37,841.1

14. 1

Unum Group Investments

	9/30/2016			9/30/2016	12/31/2015
Fixed Maturity Securities (Fair Value)
Public	$30,149.7	65.1%	Selected Statistics
Asset-Backed Securities	91.6	0.2	Earned Book Yield	5.29%	5.40%
Residential Mortgage-Backed Securities (1)	2,163.1	4.7	Average Duration (in years)	7.77	7.54
Commercial Mortgage-Backed Securities	131.5	0.3
Private Placements	5,407.1	11.7
High Yield	3,594.9	7.8
Government Securities	2,433.9	5.2
Municipal Securities (2)	2,296.7	4.9
Redeemable Preferred Stocks	47.0	0.1
Total	$46,315.5	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.7%	8.6%	Total Non-Current Investments	$41.9	$36.8
Aa	7.8	8.5	Total Schedule BA Assets	$508.8	$443.5
A	27.7	29.1
Baa	46.9	46.0
Below Baa	8.9	7.8
Total	100.0%	100.0%

(1) Includes $15.1 million of high yield mortgage-backed securities.
(2) Includes $1.4 million of high yield taxable municipal securities.

Unum Group Investments at September 30, 2016

Fixed Maturity Securities - By Industry Classification - Unrealized Gain
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,754.8	$295.6	$181.1	$9.9	$2,573.7	$305.5
Capital Goods	4,254.5	596.3	53.5	3.5	4,201.0	599.8
Communications	3,183.0	517.7	152.2	7.2	3,030.8	524.9
Consumer Cyclical	1,557.0	217.0	8.4	—	1,548.6	217.0
Consumer Non-Cyclical	6,729.2	999.1	168.6	7.3	6,560.6	1,006.4
Energy	5,272.6	546.0	612.4	50.3	4,660.2	596.3
Financial Institutions	3,445.3	376.8	18.9	0.1	3,426.4	376.9
Mortgage/Asset-Backed	2,386.2	207.4	10.2	0.3	2,376.0	207.7
Sovereigns	981.7	232.7	—	—	981.7	232.7
Technology	1,649.8	125.2	71.6	4.0	1,578.2	129.2
Transportation	1,929.9	336.3	0.6	—	1,929.3	336.3
U.S. Government Agencies and Municipalities	3,748.9	721.7	22.1	0.2	3,726.8	721.9
Public Utilities	8,422.6	1,518.6	81.4	1.3	8,341.2	1,519.9
Total	$46,315.5	$6,690.4	$1,381.0	$84.1	$44,934.5	$6,774.5

Fixed Maturity Securities - Energy Classification - Unrealized Gain (Loss)
Midstream	$2,310.1	$188.9	$207.8	$6.0	$2,102.3	$194.9
Oil and Gas-Independent	1,546.7	156.0	250.5	25.3	1,296.2	181.3
Oil Field	171.2	(5.4)	109.6	17.4	61.6	12.0
Oil-Integrated	891.2	170.9	13.5	0.4	877.7	171.3
Oil-Refining	301.0	33.2	21.0	1.2	280.0	34.4
Other Energy	52.4	2.4	10.0	—	42.4	2.4
Total	$5,272.6	$546.0	$612.4	$50.3	$4,660.2	$596.3

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$194.1	$2.2		$103.2	$0.4
91 through 180 days	13.3	0.3		5.8	0.3
181 through 270 days	64.9	4.0		25.7	1.6
271 days to 1 year	—	—		12.1	0.9
Greater than 1 year	242.7	9.2		719.2	65.2
Total	$515.0	$15.7		$866.0	$68.4

15. 1

Appendix to Statistical Supplement

2016 Significant Items

•
In August 2016, we acquired 100 percent of the shares and voting interests in H&J Capital, L.L.C., parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for an initial cash purchase price of $140.1 million, plus contingent cash consideration of $10.0 million. Starmount Life Insurance Company is an independent provider of dental and vision insurance in the U.S. workplace, and AlwaysCare Benefits is a nationally licensed, third-party administrator. Starmount's dental and vision products and new dental and vision products to be marketed by Unum US are reported in our Unum US segment within our supplemental and voluntary product lines. Colonial Life dental and vision products are expected to be introduced in 2018. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, is not expected to have a material impact on revenue or results of operations for 2016.

•
In January 2016, we adopted a Financial Accounting Standards Board (FASB) update that simplified the presentation of deferred debt issuance costs by requiring these costs to be presented in the balance sheet as a reduction of the carrying amount of the debt liability to which the deferred costs relate, rather than classifying the deferred costs as an asset. This classification is consistent with the treatment of debt discounts. We applied the amendments in the update retrospectively, adjusting all prior period balance sheets and related metrics throughout this document.

2015 Significant Items

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue or results of operations during 2015.

•
In January 2014, the FASB issued an update permitting entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). We adopted this update effective January 1, 2015 and applied the amendments retrospectively, adjusting all prior period operating results, balance sheets, and related metrics throughout this document.

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

16

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated operating revenue, which excludes realized investment gains or losses;

•	After-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, and certain other items, as applicable;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding accumulated other comprehensive income (AOCI).

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax operating income are those described in the preceding paragraphs. While the amortization of prior period actuarial gains or losses in our net periodic benefit cost for our pensions and other postretirement benefit plans is generally consistent in a given annual period and can reasonably be predicted, the Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30
	2016			2015				2014
Total Revenue	$2,763.3	$2,761.3	$2,725.4	$2,722.4	$2,657.8	$2,703.7	$2,647.4	$2,639.0	$2,614.3
Excluding:
Net Realized Investment Gain (Loss)	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)	(17.3)	1.2
Operating Revenue	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7	$2,656.3	$2,613.1

			Annualized
	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Three Months Ended September 30, 2016
Unum US	$151.0	$4,034.1	15.0%
Unum UK	30.8	596.6	20.7%
Colonial Life	51.4	1,192.1	17.3%
Core Operating Segments	233.2	5,822.8	16.0%
Closed Block	19.5	3,091.3
Corporate	(21.4)	(726.5)
Total	$231.3	$8,187.6	11.3%

Three Months Ended September 30, 2015
Unum US	$143.8	$4,237.4	13.6%
Unum UK	26.6	674.0	15.8%
Colonial Life	49.7	1,219.4	16.3%
Core Operating Segments	220.1	6,130.8	14.4%
Closed Block	18.3	3,028.5
Corporate	(15.4)	(1,144.6)
Total	$223.0	$8,014.7	11.1%

(1)Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 2

Reconciliation of Non-GAAP Measures - Continued

			Annualized
	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(2)	On Equity
Nine Months Ended September 30, 2016
Unum US	$440.7	$4,012.5	14.6%
Unum UK	91.6	624.9	19.5%
Colonial Life	152.7	1,164.6	17.5%
Core Operating Segments	685.0	5,802.0	15.7%
Closed Block	63.9	3,028.0
Corporate	(55.1)	(677.8)
Total	$693.8	$8,152.2	11.3%

Nine Months Ended September 30, 2015
Unum US	$417.1	$4,222.1	13.2%
Unum UK	82.3	669.7	16.4%
Colonial Life	150.6	1,200.8	16.7%
Core Operating Segments	650.0	6,092.6	14.2%
Closed Block	60.4	2,929.2
Corporate	(40.0)	(1,092.8)
Total	$670.4	$7,929.0	11.3%

(2)Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4. We updated our internal allocation formula used to determine allocated stockholders' equity for certain of our product lines within our operating segments, and, as a result, we are computing the average allocated equity for 2016 using internally allocated equity which was updated effective January 1, 2016. As a result, average equity for the nine months ended September 30, 2016 for certain of our segments will not compute using the historical allocated equity at December 31, 2015. There was no impact on total allocated equity or total average allocated equity.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(3)	On Equity
Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(53.5)	(1,085.9)
Total	$901.0	$7,961.1	11.3%

Year Ended December 31, 2014
Unum US	$554.9	$4,157.4	13.3%
Unum UK	116.4	635.3	18.3%
Colonial Life	194.4	1,163.1	16.7%
Core Operating Segments	865.7	5,955.8	14.5%
Closed Block	79.2	2,756.3
Corporate	(45.8)	(737.8)
Total	$899.1	$7,974.3	11.3%

(3)Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	9/30/2016	6/30/2016	12/31/2015	9/30/2015	6/30/2015	12/31/2014	12/31/2013
Total Stockholders' Equity, As Reported	$9,361.2	$9,157.0	$8,663.9	$8,581.1	$8,515.7	$8,521.9	$8,639.9
Excluding:
Net Unrealized Gain on Securities	803.2	661.1	204.3	158.6	112.1	290.3	135.7
Net Gain on Cash Flow Hedges	335.2	343.6	378.0	405.1	391.7	391.0	396.3
Total Stockholders' Equity, as Adjusted	$8,222.8	$8,152.3	$8,081.6	$8,017.4	$8,011.9	$7,840.6	$8,107.9

	Three Months Ended	Nine Months Ended	Twelve Months Ended	Three Months Ended	Nine Months Ended	Twelve Months Ended
	9/30/2016		12/31/2015	9/30/2015		12/31/2014
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,187.6	$8,152.2	$7,961.1	$8,014.7	$7,929.0	$7,974.3

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended September 30				Nine Months Ended September 30
	2016		2015		2016		2015
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$236.0	$1.01	$203.8	$0.83	$683.4	$2.88	$641.0	$2.57
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $3.7; $(9.3); $1.7; $(17.5))	7.3	0.03	(17.3)	(0.07)	(2.5)	(0.02)	(23.6)	(0.10)
Non-operating Retirement-related Loss (net of tax benefit of $1.5; $1.1; $4.3; $3.1)	(2.6)	(0.01)	(1.9)	(0.01)	(7.9)	(0.03)	(5.8)	(0.02)
After-tax Operating Income	$231.3	$0.99	$223.0	$0.91	$693.8	$2.93	$670.4	$2.69

	Year Ended December 31
	2015		2014
	(in millions)	per share *	(in millions)	per share *
Net Income	$867.1	$3.50	$402.1	$1.57
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $(17.7); $3.3)	(26.1)	(0.11)	12.8	0.05
Non-operating Retirement-related Loss (net of tax benefit of $4.1; $24.4)	(7.8)	(0.03)	(45.6)	(0.18)
Costs Related to Early Retirement of Debt (net of tax benefit of $-; $2.8)	—	—	(10.4)	(0.04)
Long-term Care Reserve Increase (net of tax benefit of $-; $244.4)	—	—	(453.8)	(1.77)
After-tax Operating Income	$901.0	$3.64	$899.1	$3.51

* Assuming Dilution

16. 5

	September 30		December 31
	2016	2015	2015	2014
		As Adjusted
Debt, As Reported	$3,019.8	$2,698.2	$2,801.4	$2,752.9
Excluding:
Non-recourse Debt	269.7	335.8	324.0	398.4
Debt, As Adjusted	$2,750.1	$2,362.4	$2,477.4	$2,354.5

Total Stockholders' Equity, As Reported	$9,361.2	$8,581.1	$8,663.9	$8,521.9
Excluding:
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	1,138.4	563.7	582.3	681.3
Northwind Capital	859.8	851.3	844.6	849.9
Equity, As Adjusted	7,363.0	7,166.1	7,237.0	6,990.7
Debt, As Adjusted	2,750.1	2,362.4	2,477.4	2,354.5
Total Capital, As Adjusted	$10,113.1	$9,528.5	$9,714.4	$9,345.2

Leverage Ratio	27.2%	24.8%	25.5%	25.2%

16. 6